FBL FINANCIAL GROUP, INC.
INVESTOR SUPPLEMENT
2018 First Quarter

Corporate Headquarters	FBL Financial Group, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997
(515) 225-5400
Financial Inquiries	For more information contact:
Kathleen Till Stange
Vice President Corporate & Investor Relations
Kathleen.TillStange@FBLFinancial.com
(515) 226-6780
Internet Information	FBL Financial Group, Inc.
www.fblfinancial.com
Stock Symbol	NYSE: FFG
Transfer Agent	American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
http://www.astfinancial.com

NOTE 1: In addition to net income as determined using U.S. Generally Accepted Accounting Principles (GAAP), we have consistently used non-GAAP operating income (a measure of earnings not recognized under GAAP), a financial measure common in the life insurance industry, as a primary economic measure to evaluate our financial performance. Non-GAAP operating income for the periods presented consists of net income adjusted to exclude the initial impact of changes in federal statutory income tax rates and tax laws, realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equity securities.

We use non-GAAP operating income, in addition to net income, to measure our performance since realized gains and losses on investments and the change in net unrealized gains and losses on derivatives and equities can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. A view of our non-GAAP operating performance without the impact of these items enhances the analysis of our results. We use non-GAAP operating income for goal setting, determining short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc.
Consolidated Balance Sheets (Unaudited)
(Dollars in thousands)

	March 31, 2018	December 31, 2017
Assets
Investments:
Fixed maturities - available for sale, at fair value (amortized cost: 2018 - $6,891,191; 2017 - $6,757,250)	$7,246,912	$7,291,967
Equity securities - available for sale, at fair value (cost: 2018 - $98,307; 2017 - $96,715)	103,920	104,145
Mortgage loans	968,664	971,812
Real estate	1,543	1,543
Policy loans	193,413	191,398
Short-term investments	30,075	17,007
Other investments	44,973	42,371
Total investments	8,589,500	8,620,243

Cash and cash equivalents	13,653	52,696
Securities and indebtedness of related parties	130,451	130,240
Accrued investment income	82,403	76,468
Amounts receivable from affiliates	5,117	3,561
Reinsurance recoverable	105,551	108,948
Deferred acquisition costs	357,861	302,611
Value of insurance in force acquired	7,169	4,560
Current income taxes recoverable	44	3,269
Other assets	108,293	112,054
Assets held in separate accounts	638,751	651,963

Total assets	$10,038,793	$10,066,613

FBL Financial Group, Inc.
Consolidated Balance Sheets (Continued)
(Dollars in thousands)

	March 31, 2018	December 31, 2017
Liabilities and stockholders' equity
Liabilities:
Future policy benefits:
Interest sensitive products	$5,446,094	$5,299,961
Traditional life insurance and accident and health products	1,762,416	1,750,504
Other policy claims and benefits	47,250	44,475
Supplementary contracts without life contingencies	317,541	322,630
Advance premiums and other deposits	269,378	267,023
Amounts payable to affiliates	1,272	1,164
Long-term debt payable to non-affiliates	97,000	97,000
Deferred income taxes	104,372	131,912
Other liabilities	90,532	111,131
Liabilities related to separate accounts	638,751	651,963
Total liabilities	8,774,606	8,677,763

Stockholders' equity:
FBL Financial Group, Inc. stockholders' equity:
Preferred stock, without par value, at liquidation value - authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares	3,000	3,000
Class A common stock, without par value - authorized 88,500,000 shares, issued and outstanding 24,826,563 in 2018 and 24,919,113 shares in 2017	153,195	153,589
Class B common stock, without par value - authorized 1,500,000 shares, issued and outstanding 11,413 shares in 2018 and 2017	72	72
Accumulated other comprehensive income	186,222	284,983
Retained earnings	921,663	947,148
Total FBL Financial Group, Inc. stockholders' equity	1,264,152	1,388,792
Noncontrolling interest	35	58
Total stockholders' equity	1,264,187	1,388,850
Total liabilities and stockholders' equity	$10,038,793	$10,066,613

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited)
(Dollars in thousands, except per share data)

	Three months ended March 31,
	2018	2017
Revenues:
Interest sensitive product charges	$30,098	$29,201
Traditional life insurance premiums	49,497	48,434
Net investment income	101,022	100,994
Net realized capital losses on sales of investments	(1,747)	(403)
Net impairment losses recognized in earnings	(1,295)	(66)
Other income	4,600	3,760
Total revenues	182,175	181,920

Benefits and expenses:
Interest sensitive product benefits	61,345	62,760
Traditional life insurance benefits	45,456	42,954
Policyholder dividends	2,551	2,553
Underwriting, acquisition and insurance expenses	39,577	34,353
Interest expense	1,213	1,212
Other expenses	5,593	4,151
Total benefits and expenses	155,735	147,983
	26,440	33,937
Income tax expense	(4,687)	(10,733)
Equity income, net of related income taxes	1,855	3,231
Net income	23,608	26,435
Net loss (income) attributable to noncontrolling interest	23	(2)
Net income attributable to FBL Financial Group, Inc.	$23,631	$26,433

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$(69,261)	$42,476

Earnings per common share	$0.94	$1.05
Earnings per common share - assuming dilution	$0.94	$1.05

Cash dividends per common share	$0.46	$0.44
Special cash dividend per common share	$1.50	$1.50

FBL Financial Group, Inc.
Consolidated Statements of Comprehensive Income (Unaudited) - Quarterly
(Dollars in thousands, except per share data)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Revenues:
Interest sensitive product charges	$29,201	$29,456	$28,004	$26,275	$30,098
Traditional life insurance premiums	48,434	50,262	47,087	49,547	49,497
Net investment income	100,994	103,908	102,950	107,347	101,022
Net realized capital gains (losses) on sales of investments	(403)	921	81	—	(1,747)
Net impairment losses recognized in earnings	(66)	—	(67)	(3,853)	(1,295)
Other income	3,760	4,450	3,501	3,689	4,600
Total revenues	181,920	188,997	181,556	183,005	182,175

Benefits and expenses:
Interest sensitive product benefits	62,760	58,251	67,206	63,661	61,345
Traditional life insurance benefits	42,954	42,610	42,633	44,826	45,456
Policyholder dividends	2,553	2,557	2,487	2,543	2,551
Underwriting, acquisition and insurance expenses	34,353	36,341	27,535	36,649	39,577
Interest expense	1,212	1,213	1,213	1,212	1,213
Other expenses	4,151	4,740	4,971	4,520	5,593
Total benefits and expenses	147,983	145,712	146,045	153,411	155,735
	33,937	43,285	35,511	29,594	26,440
Income tax benefit (expense)	(10,733)	(13,891)	(11,220)	76,573	(4,687)
Equity income, net of related income taxes	3,231	2,924	2,804	2,340	1,855
Net income	26,435	32,318	27,095	108,507	23,608
Net loss (income) attributable to noncontrolling interest	(2)	(27)	9	(8)	23
Net income attributable to FBL Financial Group, Inc.	$26,433	$32,291	$27,104	$108,499	$23,631

Comprehensive income (loss) attributable to FBL Financial Group, Inc.	$42,476	$79,050	$38,616	$121,387	$(69,261)

Earnings per common share	$1.05	$1.29	$1.08	$4.33	$0.94
Earnings per common share - assuming dilution	$1.05	$1.29	$1.08	$4.33	$0.94

Cash dividends per common share	$0.44	$0.44	$0.44	$0.44	$0.46
Special cash dividend per common share	$1.50	$—	$—	$—	$1.50

Weighted average common shares outstanding (in thousands):
Basic	25,030	25,031	25,037	25,039	25,004
Effect of dilutive securities	22	20	18	18	16
Diluted	25,052	25,051	25,055	25,057	25,020

FBL Financial Group, Inc.
Net Income to Non-GAAP Operating Income Reconciliation and Pre-tax Non-GAAP Operating Income by Segment
(Dollars in thousands, except per share data)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018

Net income attributable to FBL Financial Group, Inc.	$26,433	$32,291	$27,104	$108,499	$23,631
Net income adjustments:
Impact of change in federal tax rate (1)	—	—	—	(85,797)	1,069
Realized gains/losses on investments (2)(3)	554	(788)	38	2,578	2,424
Change in net unrealized gains/losses on derivatives (2)	1	(686)	(1,389)	(476)	509
Non-GAAP operating income	$26,988	$30,817	$25,753	$24,804	$27,633

Non-GAAP operating income per common share - assuming dilution	$1.08	$1.23	$1.03	$0.99	$1.10

Non-GAAP operating return on equity, excluding AOCI - last twelve months	10.6%	11.0%	10.6%	10.3%	10.3%
Non-GAAP operating return on equity, including AOCI - last twelve months	8.7%	9.0%	8.8%	8.6%	8.6%

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Impact of Adjustments on FBL Net Income
Impact of change in federal tax rate (1)	$—	$—	$—	$85,797	$(1,069)
Realized gains/losses on investments	(469)	921	14	(3,853)	(1,225)
Change in net unrealized gains/losses on equity securities	—	—	—	—	(1,817)
Change in net unrealized gains/losses on derivatives	(49)	107	1,897	629	(1,208)
Offsets:
Change in amortization	253	222	(20)	(90)	338
Reserve change on interest sensitive products	(590)	1,018	187	79	199
Income tax	300	(794)	(727)	1,133	780
Net impact of net income adjustments	$(555)	$1,474	$1,351	$83,695	$(4,002)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Pre-tax non-GAAP operating income by segment:
Annuity segment	$16,421	$18,174	$17,015	$17,211	$16,582
Life Insurance segment	13,749	17,631	12,620	9,856	10,897
Corporate and Other segment	4,162	4,195	2,638	3,866	1,881
Total pre-tax non-GAAP operating income	34,332	40,000	32,273	30,933	29,360
Income taxes on non-GAAP operating income	(7,344)	(9,183)	(6,520)	(6,129)	(1,727)
Non-GAAP operating income	$26,988	$30,817	$25,753	$24,804	$27,633

(1)
Q1 2018 amount represents low income housing income tax credit (LIHTC) investment equity losses related to changes in federal tax rates. Such investments are accounted for under the equity method of accounting with income/loss recorded in arrears.

(2)
Amounts are net of offsets related to changes in amortization of unearned revenue reserves, deferred sales inducements and deferred acquisition costs, as well as changes in interest sensitive product reserves and income taxes attributable to these items.

(3)	Beginning in 2018, amount includes changes in net unrealized gains/losses on equity securities.

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding our primary products that are aggregated into the Annuity and Life Insurance product segments. In addition, our Corporate and Other segment includes various support operations, corporate capital and other product lines that are not currently underwritten by the Company.

The Annuity segment primarily consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies). Fixed rate and index annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

•	investments and related investment income not specifically allocated to our product segments;
•	interest expense;
•	closed blocks of variable annuity, variable universal life insurance and accident and health insurance products;
•	advisory services for the management of investments and other companies;
•	marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
•	leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax non-GAAP operating income. Accordingly, income taxes are not allocated to the segments. In addition, non-GAAP operating results are reported net of transactions between the segments.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Annuity Segment

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$1,135	$1,202	$1,115	$1,032	$1,202
Net investment income	53,916	55,631	53,878	56,275	56,233
Total non-GAAP operating revenues	55,051	56,833	54,993	57,307	57,435

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits	29,878	29,865	31,385	31,096	31,286
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	531	483	537	611	504
Amortization of deferred acquisition costs	2,528	2,783	505	2,690	3,065
Amortization of value of insurance in force acquired	170	170	169	169	172
Other underwriting expenses	5,523	5,358	5,382	5,530	5,826
Total underwriting, acquisition and insurance expenses	8,752	8,794	6,593	9,000	9,567
Total non-GAAP operating benefits and expenses	38,630	38,659	37,978	40,096	40,853
Pre-tax non-GAAP operating income	$16,421	$18,174	$17,015	$17,211	$16,582

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$4,357,562	$4,395,757	$4,382,218	$4,470,721	$4,586,256
Deferred acquisition costs	89,108	89,752	91,802	92,116	92,400
Value of insurance in force acquired	4,034	3,864	3,695	3,526	3,354

Liabilities and equity:
Liabilities:
Interest sensitive product reserves	$3,863,647	$3,872,179	$3,884,541	$3,963,187	$4,110,232
Other insurance reserves	368,378	364,368	358,691	355,877	352,747
Allocated equity, excluding AOCI	266,618	266,902	267,324	272,101	272,242

Other data:
Number of direct contracts	53,528	53,390	53,218	53,250	52,991

Portfolio yield net of assumed defaults	4.67%	4.60%	4.58%	4.50%	4.47%
Credited rate	2.69	2.64	2.63	2.56	2.56
Spread on individual annuities at end of quarter (1)	1.98%	1.96%	1.95%	1.94%	1.91%

Interest sensitive reserve activity:
Individual annuity reserve:
Balance, beginning of period	$2,984,644	$3,022,180	$3,057,952	$3,082,310	$3,109,789
Deposits	80,219	75,439	55,383	66,097	76,067
Withdrawals, surrenders and death benefits	(46,610)	(46,700)	(45,450)	(49,428)	(60,623)
Net flows	33,609	28,739	9,933	16,669	15,444

Policyholder interest	20,710	20,826	21,041	20,817	20,363
Annuitizations and other	(16,783)	(13,793)	(6,616)	(10,007)	(10,734)
Balance, end of period	3,022,180	3,057,952	3,082,310	3,109,789	3,134,862
Other interest sensitive reserves	841,467	814,227	802,231	853,398	975,370
Total interest sensitive product reserves	$3,863,647	$3,872,179	$3,884,541	$3,963,187	$4,110,232

(1)	Point-in-time spread at the balance sheet date used by management for decision making, which differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Life Insurance Segment

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$17,100	$17,487	$16,633	$14,230	$18,059
Traditional life insurance premiums	48,434	50,262	47,087	49,547	49,497
Net investment income	38,769	39,436	38,995	41,118	40,250
Other income	(160)	(117)	(88)	(140)	(79)
Total non-GAAP operating revenues	104,143	107,068	102,627	104,755	107,727

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits:
Interest and index credits	8,385	8,267	8,289	9,506	8,393
Death benefits and other	14,074	13,338	16,569	13,204	15,241
Total interest sensitive product benefits	22,459	21,605	24,858	22,710	23,634
Traditional life insurance benefits:
Death benefits	21,667	19,997	21,530	23,707	23,735
Surrender and other benefits	10,429	8,936	7,409	8,642	10,144
Increase in traditional life future policy benefits	10,859	13,678	13,694	12,477	11,578
Total traditional life insurance benefits	42,955	42,611	42,633	44,826	45,457
Policyholder dividends	2,553	2,557	2,487	2,543	2,551
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	4,903	4,874	4,544	4,919	4,923
Amortization of deferred acquisition costs	3,911	4,519	1,122	4,816	4,436
Amortization of value of insurance in force acquired	375	375	375	375	373
Other underwriting expenses	14,404	14,185	14,536	14,448	16,151
Total underwriting, acquisition and insurance expenses	23,593	23,953	20,577	24,558	25,883
Total non-GAAP operating benefits and expenses	91,560	90,726	90,555	94,637	97,525
	$12,583	$16,342	$12,072	$10,118	$10,202
Equity income (loss), before tax	1,166	1,289	548	(262)	695
Pre-tax non-GAAP operating income	$13,749	$17,631	$12,620	$9,856	$10,897

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$2,878,865	$2,913,608	$2,942,395	$2,935,517	$2,967,238
Deferred acquisition costs	271,454	275,356	282,116	287,421	291,212
Value of insurance in force acquired	17,029	16,654	16,279	15,904	15,531

Liabilities and equity:
Liabilities: (1)
Interest sensitive reserves	$905,454	$916,067	$930,850	$944,690	$953,635
Other insurance reserves	1,902,738	1,917,124	1,933,051	1,951,565	1,964,649
Allocated equity, excluding AOCI	382,319	386,413	391,464	396,571	439,031

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Life Insurance Segment (Continued)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
		(Dollars in thousands)
Other data:
Number of direct policies - traditional life	364,173	364,122	364,445	365,382	364,757
Number of direct policies - universal life	64,490	64,979	65,301	66,382	66,939
Direct face amounts - traditional life	$49,473,291	$49,919,358	$50,435,353	$50,841,581	$51,159,302
Direct face amounts - universal life	$6,943,248	$7,048,021	$7,124,265	$7,275,994	$7,383,996

Portfolio yield net of assumed defaults	5.14%	5.12%	5.12%	5.07%	5.04%
Credited rate	3.76	3.71	3.71	3.64	3.64
Spread on universal life at end of quarter (2)	1.38%	1.41%	1.41%	1.43%	1.40%

Interest sensitive reserve activity: (1)
Balance, beginning of period	$899,207	$905,454	$916,067	$930,850	$944,690
Deposits	25,604	27,292	24,708	26,267	27,847
Withdrawals and surrenders	(8,212)	(7,130)	(6,668)	(5,672)	(8,110)
Net flows	17,392	20,162	18,040	20,595	19,737

Policyholder interest	7,687	7,570	7,997	8,806	7,752
Policy charges	(17,833)	(18,166)	(18,149)	(15,008)	(18,807)
Benefits and other	(999)	1,047	6,895	(553)	263
Balance, end of period	$905,454	$916,067	$930,850	$944,690	$953,635

(1)	Reserves on riders in interest sensitive life insurance products are included in Other insurance reserves.

(2)
Point-in-time spread at the balance sheet date used by management for decision making with universal life (excluding products with a secondary guarantee) differs from the spread earned during the reporting period disclosed in the Form 10Q or 10K.

FBL Financial Group, Inc.
Statements of Pre-tax Non-GAAP Operating Income
Corporate and Other

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Pre-tax Non-GAAP Operating Income		(Dollars in thousands)

Non-GAAP operating revenues:
Interest sensitive product charges	$10,978	$10,894	$10,393	$11,252	$11,021
Net investment income	8,768	8,643	8,719	8,788	8,411
Other income	3,920	4,567	3,589	3,829	4,679
Total non-GAAP operating revenues	23,666	24,104	22,701	23,869	24,111

Non-GAAP operating benefits and expenses:
Interest sensitive product benefits	10,059	7,894	11,697	9,410	9,342
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	721	812	705	716	680
Amortization of deferred acquisition costs	637	1,223	(2,276)	904	2,512
Other underwriting expenses	1,098	1,721	2,045	1,607	1,402
Total underwriting, acquisition and insurance expenses	2,456	3,756	474	3,227	4,594
Interest expense	1,212	1,213	1,213	1,212	1,213
Other expenses	4,151	4,740	4,971	4,520	5,593
Total non-GAAP operating benefits and expenses	17,878	17,603	18,355	18,369	20,742
	5,788	6,501	4,346	5,500	3,369
Net loss (income) attributable to noncontrolling interest	(2)	(27)	9	(8)	23
Equity loss, before tax	(1,624)	(2,279)	(1,717)	(1,626)	(1,511)
Pre-tax non-GAAP operating income	$4,162	$4,195	$2,638	$3,866	$1,881

Selected balance sheet data, securities at amortized cost:
Assets:
Investments	$655,476	$652,011	$647,104	$671,857	$680,285
Deferred acquisition costs	69,667	67,425	71,038	70,247	68,202
Separate account assets	615,892	625,971	637,746	651,963	638,751

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$368,405	$367,929	$369,167	$369,726	$369,022
Other insurance reserves	93,054	91,316	94,088	93,754	91,305
Separate account liabilities	615,892	625,971	637,746	651,963	638,751
Allocated equity, excluding AOCI	365,103	382,112	392,939	432,137	363,657

Rollforward of separate account balances:
Beginning separate account balance	$597,072	$615,892	$625,971	$637,746	$651,963
Net premiums and transfers	5,160	6,804	4,945	4,745	6,667
Net investment income (loss)	31,288	19,679	22,852	26,039	(3,424)
Charges, benefits and surrenders	(17,628)	(16,404)	(16,022)	(16,567)	(16,455)
Ending separate account balance	$615,892	$625,971	$637,746	$651,963	$638,751

Other data:
Number of direct contracts - variable annuity	10,320	10,157	10,017	9,857	9,671
Number of direct policies - variable universal life	38,251	37,800	37,400	36,986	36,548
Direct face amounts - variable universal life	$4,707,786	$4,654,603	$4,599,050	$4,549,732	$4,501,972

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
		(Dollars in thousands)
Annuity
Balance - beginning of period	$88,762	$89,108	$89,752	$91,802	$92,116
Capitalization:
Commissions	2,718	2,908	2,226	2,681	2,972
Expenses	194	183	181	237	283
Deferral of sales inducements	269	101	173	124	129
Total capitalization	3,181	3,192	2,580	3,042	3,384
Amortization - non-GAAP operating basis, before impact of unlocking	(2,591)	(2,852)	(2,307)	(2,762)	(3,157)
Amortization - unlocking, non-GAAP operating basis	—	—	1,752	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	(244)	304	25	34	57
Balance - end of period	$89,108	$89,752	$91,802	$92,116	$92,400

Life Insurance
Balance - beginning of period	$267,545	$271,454	$275,356	$282,116	$287,421
Capitalization:
Commissions	5,498	5,682	5,122	7,250	5,505
Expenses	2,037	2,400	2,298	2,309	2,391
Deferral of sales inducements	421	441	93	595	355
Total capitalization	7,956	8,523	7,513	10,154	8,251
Amortization - non-GAAP operating basis, before impact of unlocking	(4,063)	(4,686)	(5,172)	(4,973)	(4,566)
Amortization - unlocking, non-GAAP operating basis	—	—	4,351	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	16	65	68	124	106
Balance - end of period	$271,454	$275,356	$282,116	$287,421	$291,212

Corporate and Other
Balance - beginning of period	$69,664	$69,667	$68,546	$71,038	$70,247
Capitalization:
Commissions	157	130	83	113	142
Deferral of sales inducements	17	2	—	7	4
Total capitalization	174	132	83	120	146
Amortization - non-GAAP operating basis, before impact of unlocking	(664)	(1,233)	(907)	(902)	(2,568)
Amortization - unlocking, non-GAAP operating basis	—	—	3,292	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	493	(20)	24	(9)	377
Balance - end of period	$69,667	$68,546	$71,038	$70,247	$68,202

FBL Financial Group, Inc.
Deferred Acquisition Costs by Segment (Continued)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
		(Dollars in thousands)
Total
Balance - beginning of period	$425,971	$430,229	$433,654	$444,956	$449,784
Capitalization:
Commissions	8,373	8,720	7,431	10,044	8,619
Expenses	2,231	2,583	2,479	2,546	2,674
Deferral of sales inducements	707	544	266	726	488
Total capitalization	11,311	11,847	10,176	13,316	11,781
Amortization - non-GAAP operating basis, before impact of unlocking	(7,318)	(8,771)	(8,386)	(8,637)	(10,291)
Amortization - unlocking, non-GAAP operating basis	—	—	9,395	—	—
Amortization - realized gains/losses on investments and unrealized gains/losses on derivatives	265	349	117	149	540
Balance - end of period	430,229	433,654	444,956	449,784	451,814
Impact of unrealized gains in AOCI	(108,091)	(137,017)	(142,109)	(147,173)	(93,953)
Deferred acquisition costs	$322,138	$296,637	$302,847	$302,611	$357,861

FBL Financial Group, Inc.
Impact of Unlocking on Pre-tax Non-GAAP Operating Income

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
		(Dollars in thousands)
Annuity Segment
Amortization of deferred sales inducements reported in interest sensitive product benefits	$—	$—	$10	$—	$—
Amortization of deferred acquisition costs	—	—	1,743	—	—
Changes in certain product reserves reported in interest sensitive product benefits	—	—	(228)	—	—
Increase to pre-tax non-GAAP operating income	$—	$—	$1,525	$—	$—

Life Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges and other income	$—	$—	$(1,166)	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	422	—	—
Amortization of deferred sales inducements reported in traditional life insurance benefits	—	—	55	—	—
Amortization of deferred acquisition costs	—	—	3,873	—	—
Changes in certain product reserves reported in interest sensitive product benefits	—	—	(5,574)	—	—
Decrease to pre-tax non-GAAP operating income	$—	$—	$(2,390)	$—	$—

Corporate and Other Segment
Amortization of unearned revenue reserve reported in interest sensitive product charges	$—	$—	$(579)	$—	$—
Amortization of deferred sales inducements reported in interest sensitive product benefits	—	—	98	—	—
Amortization of deferred acquisition costs	—	—	3,194	—	—
Changes in certain product reserves reported in interest sensitive product benefits	—	—	(799)	—	—
Increase to pre-tax non-GAAP operating income	$—	$—	$1,914	$—	$—

Total impact of unlocking on pre-tax non-GAAP operating income	$—	$—	$1,049	$—	$—

FBL Financial Group, Inc.
Collected Premiums (1)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
		(Dollars in thousands)
Annuity
Individual:
Fixed rate:
First year	$32,624	$26,315	$12,853	$17,575	$17,554
Renewal	24,217	20,624	14,839	18,621	20,875
Total fixed rate	56,841	46,939	27,692	36,196	38,429
Index annuity	23,427	28,834	28,118	30,174	37,665
Total individual	80,268	75,773	55,810	66,370	76,094
Group	1,195	766	2,323	2,115	2,716
Total Annuity	81,463	76,539	58,133	68,485	78,810

Life Insurance
Direct:
Universal life:
First year	6,301	8,060	7,331	4,746	7,157
Renewal	19,113	18,873	17,216	18,868	19,848
Total universal life	25,414	26,933	24,547	23,614	27,005
Participating whole life:
First year	2,985	3,183	2,446	3,304	2,695
Renewal	24,715	24,337	22,736	24,058	24,281
Total participating whole life	27,700	27,520	25,182	27,362	26,976
Term life and other:
First year	2,442	2,573	2,529	2,738	2,718
Renewal	25,781	25,312	24,947	25,583	26,620
Total term life and other	28,223	27,885	27,476	28,321	29,338
Total direct life insurance	81,337	82,338	77,205	79,297	83,319
Reinsurance	(7,764)	(7,176)	(5,991)	(6,902)	(7,056)
Total Life Insurance	73,573	75,162	71,214	72,395	76,263

Corporate and Other
Variable, net of reinsurance	14,733	14,114	12,204	12,554	14,529
Accident and health, net of reinsurance	101	41	98	217	55
Total Corporate and Other	14,834	14,155	12,302	12,771	14,584

Total collected premiums	$169,870	$165,856	$141,649	$153,651	$169,657

(1)	Collected premiums is a measure of sales production not recognized under GAAP.

FBL Financial Group, Inc.
Other Information

	March 31,	June 30,	September 30,	December 31,	March 31,
	2017	2017	2017	2017	2018
		(Dollars in thousands, except per share data)

Capitalization:
Trust preferred securities, due 2047	$97,000	$97,000	$97,000	$97,000	$97,000
Total debt	97,000	97,000	97,000	97,000	97,000

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCI	1,014,040	1,035,427	1,051,727	1,100,809	1,074,930
Total capitalization, excluding AOCI	1,114,040	1,135,427	1,151,727	1,200,809	1,174,930

Accumulated other comprehensive income	165,598	212,357	223,869	284,983	186,222
Total capitalization, including AOCI	$1,279,638	$1,347,784	$1,375,596	$1,485,792	$1,361,152

Common shares outstanding	24,917,960	24,928,568	24,933,510	24,930,526	24,837,976

Book Value per Share:
Excluding AOCI	$40.70	$41.54	$42.18	$44.16	$43.28
Including AOCI	47.34	50.05	51.16	55.59	50.78

Debt-to-Capital Ratio:
Excluding AOCI	8.7%	8.5%	8.4%	8.1%	8.3%
Including AOCI	7.6	7.2	7.1	6.5	7.1

Debt-to-Capital Ratio with 50% Credit for Trust Preferred Securities:
Excluding AOCI	4.4%	4.3%	4.2%	4.0%	4.1%
Including AOCI	3.8	3.6	3.5	3.3	3.6

Class A Common Ownership:
Iowa Farm Bureau Federation	59.3%	59.2%	59.2%	59.2%	59.5%
Public	40.7	40.8	40.8	40.8	40.5
	100.0%	100.0%	100.0%	100.0%	100.0%

FBL Financial Group, Inc.
Other Information (Continued)

	March 31,	June 30,	September 30,	December 31,	March 31,
	2017	2017	2017	2017	2018

Investment by Type:
Fixed maturity securities	63.7%	62.8%	62.3%	60.7%	59.3%
Residential mortgage-backed	5.2	5.3	5.6	6.0	6.4
Commercial mortgage-backed	7.3	7.7	7.8	8.2	9.2
Other asset-backed	9.2	9.5	9.2	9.7	9.5
Mortgage loans	10.3	10.3	10.9	11.3	11.3
Equity securities	1.7	1.6	1.5	1.5	1.2
Other	2.6	2.8	2.7	2.6	3.1

Quality of Fixed Maturity Securities:
AAA, AA, A	63.8%	63.9%	64.4%	65.4%	66.1%
BBB	31.8	32.3	32.0	31.1	30.4
BB	3.1	2.7	2.5	2.4	2.5
<BB	1.3	1.1	1.1	1.1	1.0

Agent Strength Totals:
Full time agents and agency managers:
8-state Farm Bureau Property & Casualty channel	1,186	1,177	1,213	1,192	1,168
6 life partner states and Colorado	653	651	653	648	657
	1,839	1,828	1,866	1,840	1,825

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018
Equity Income (Loss), net of related income taxes		(Dollars in thousands)
Pre-tax equity income (loss):
Low income housing tax credit investments	$(1,805)	$(2,938)	$(1,918)	$(1,828)	$(1,652)
Other equity method investments	1,347	1,948	749	(60)	836
	(458)	(990)	(1,169)	(1,888)	(816)
Income taxes:
Taxes on equity income (loss)	160	346	410	661	171
Investment tax credits	3,529	3,568	3,563	3,567	3,569
Equity income, net of related taxes, included in non-GAAP operating income	3,231	2,924	2,804	2,340	2,924
LIHTC investment losses related to the enactment of the Tax Act (1)	—	—	—	—	(1,069)
Equity income, net of related income taxes	$3,231	$2,924	$2,804	$2,340	$1,855

(1)	Amount represents LIHTC investment equity losses related to the initial (day one) impact of changes in federal income tax rates.